UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549 ---------------------------- FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

January 13, 2010 (January 12, 2010)

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Date of Report (Date of earliest event Reported)

L & L ENERGY, INC.

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(Exact name of registrant as specified in its charter)

Nevada	000-32505	91-2103949
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

130 Andover Park East, Suite 101, Seattle WA 98188
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(Address of principal executive offices) (Zip Code)

     (206) 264-8065
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Registrant’s Telephone Number, Including Area Code

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Forward Looking Statements

     This Form 8-K and other reports filed by L & L Energy, Inc. (the “Registrant” or “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings, the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan”, or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions, and other factors (including the risks contained in the section of the Registrant’s Form 10-K entitled “Risk Factors”) relating to the Registrant’s industry, the Registrant’s operations and results of operations, and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned.

     Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance, or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward looking statements to conform these statements to actual results.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of L&L Energy, Inc. appointed Mr. Edward L. Dowd, Jr. as an Independent Board Member, effective January 12, 2010 and subject to reelection. From 1993–1999 Mr. Dowd served as the US Attorney for the Eastern District of Missouri. Since 2006, he has been a partner at Dowd Bennett LLP in St. Louis, Missouri where he focuses on federal litigation. Prior to 2006, he was a partner at Bryan Cave. Mr. Dowd received his BA from St. Louis University and JD from St. Mary’s University.

His appointment increased the number of board members from six (6) to seven (7), of which five (5) are Independent Members and two (2) are Non-Independent Members. In connection with his service as an Independent Member, Mr. Dowd will be entitled to receive the Company’s standard independent director cash and equity compensation of $40,000, of which 80% is paid in cash and 20% paid in Rule-144 restricted common shares.

There is no arrangement or understanding between Mr. Dowd and any other persons pursuant to which he was selected as a board member. Since the beginning of the Company’s last fiscal year through the present, Edward has had no business transactions with the Company, and there are currently no proposed transactions in which Mr. Dowd had or will have a direct or indirect material interest.

Item 8.01 Other Events

Mr. Clayton Fong became the full-fledged Vice President of US Operations after three-month probation. He served at senior levels in the White House from 1989 – 1993 and the California Governor’s Office from 1984 – 1989. He served President George HW Bush as Deputy Assistant to the President for Public Liaison, Deputy Director of the US Office of Consumer Affairs and Deputy Associate Director of Presidential Personnel. From 1996 – 2009, he was also the CEO of National Asian Pacific Center on Aging. Mr. Fong has experience in management, human resources, marketing, government affairs and international business. He earned a BA in Health Sciences from UC Berkeley.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L & L ENERGY, INC.
(Registrant)

Date: January 13, 2010	By:	/s/ Dickson V. Lee

Dickson V. Lee,
Chief Executive Officer